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Exhibit 99.3

UNITED STATES DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

LEE P. ROSKY, derivatively, on behalf of WELLCARE HEALTH PLANS, INC., Plaintiff, -v- TODD S. FARHA, et al., Defendants, -and- WELLCARE HEALTH PLANS, INC., Nominal Defendant.	No. 8:07-cv-1952-VMC-MAP (Consolidated)

SUMMARY NOTICE OF PROPOSED PARTIAL
SETTLEMENT OF DERIVATIVE ACTIONS

TO: ALL HOLDERS OF WELLCARE HEALTH PLANS, INC. (“WELLCARE”) COMMON SHARES

YOU ARE HEREBY NOTIFIED that Plaintiffs, who were and are WellCare Shareholders, the Independent Director Defendants, who are current and former directors of WellCare, and WellCare have entered into a partial settlement to resolve certain claims asserted in the action captioned above (the “Action”).

The Stipulation of Partial Settlement is being entered into between Plaintiffs, the Independent Director Defendants and WellCare.  The Stipulation does not affect in any way WellCare’s claims against the Officer Defendants.  WellCare has determined that certain claims against the Officer Defendants have merit and it intends to pursue them on its own behalf.  Upon approval by the Court of the Stipulation, all claims in the Action against the Independent Director Defendants will be dismissed and WellCare will be realigned as the plaintiff so that it can pursue certain claims against the Officer Defendants.  For their legal services to WellCare, Plaintiffs’ counsel will petition the Court for a Fee Award.

PLEASE BE FURTHER ADVISED that pursuant to a Court order, a hearing will be held on July 7, 2010, at 9:30 a.m., before the Honorable Virginia M. Hernandez Covington, Judge of the United States District Court for the Middle District of Florida, 801 North Florida Avenue, Tampa, FL, 33602, for the purpose of determining: (1) whether the proposed partial settlement of the Action, as set forth in the Stipulation of Partial Settlement on file with the Court, should be approved by the Court as fair, reasonable and adequate to WellCare and its Shareholders including Plaintiffs; (2) whether judgment should be entered, dismissing the claims in the Action with prejudice as against the Independent Director Defendants and WellCare and releasing the Released Parties as defined in the Stipulation of Partial Settlement; and (3) whether the negotiated attorney’s fees and expenses should be paid by WellCare.

If you are a current shareholder of WellCare, your rights may be affected by the proposed settlement.

If you currently own WellCare common shares, you may view the “Notice of Proposed Partial Settlement of Derivative Actions,” the Stipulation of Partial Settlement and certain other documents on WellCare’s website at http://www.WellCare.com.

If you have any questions, you may also contact the following:

Co-Lead Counsel for Plaintiffs                                        Maya Saxena
Joseph E. White, III
Christopher S. Jones
SAXENA WHITE P.A.
2424 North Federal Highway, Suite 257
Boca Raton, Florida 33431

Nadeem Faruqi
FARUQI & FARUQI, LLP
369 Lexington Avenue, 10th Floor
New York, New York 10017
and
Emily C. Komlossy
3595 Sheridan Street, Suite #206
Hollywood, Florida 33021

James S. Notis
GARDY & NOTIS, LLP
560 Sylvan Avenue
Englewood Cliffs, New Jersey 07632

Co-Liaison Counsel for Plaintiffs                                   Chris A. Barker
BARKER, RODEMS & COOK, P.A.
400 North Ashley Drive, Suite 2100
Tampa, Florida 33602

Jonathan L. Alpert
LAW OFFICES OF JONATHAN ALPERT
5920 River Terrace
Tampa, Florida 33604

Patrick B. Calcutt
CALCUTT & CALCUTT, P.A.
165 5th Ave. N.E.
St. Petersburg, Florida 33701

Counsel for the Special Litigation                                  Geoffrey R. Garinther, Esq.
Committee of the Board of Directors                             VENABLE LLP
of Nominal Defendant  WellCare                                    575 7th Street, NW
Health Plans, Inc.                                                               Washington, DC 20004

James A. Dunbar, Esq.
Daniel P. Moylan, Esq.
VENABLE LLP
210 West Pennsylvania Avenue, Suite 500
Towson, Maryland 21204

Lansing C. Scriven, Esq.
LANSING C. SCRIVEN, P.A.
442 W. Kennedy Blvd., Suite 280
Tampa, Florida 33606

Counsel for Nominal Defendant                                      Ronald S. Holliday
WellCare Health Plans, Inc.                                            S. Douglas Knox
DLA PIPER
100 North Tampa St., Suite 2220
Tampa, Florida 33602

George Mernick, III
HOGAN & HARTSON
555 Thirteenth Street NW
Washington DC 20004-1109

Counsel for Defendants D. Robert                                  Katherine Earle Yanes
Graham, Regina Herzlinger, Kevin                                James E. Felman
Hickey, Alif Hourani, Ruben Jose                                  KYNES, MARMAN & FELMAN, PA
King-Shaw, Jr., Christian Michalik                               100 S. Ashley Dr., Ste 1300
and Neal Moskowski                                                         Tampa, Florida 33601

J. Bradley Bennett
Emma E. Kuntz
BAKER BOTTS LLP
1229 Pennsylvania Avenue, N.W.
Washington, DC 20004

Counsel for Defendant Paul L. Behrens                        Lauren L. Valiente
FOLEY & LARDNER LLP
100 North Tampa St., Ste. 2700
Tampa, Florida 33602

Nancy J. Sennett
Michael P. Matthews
FOLEY & LARDNER LLP
777 E. Wisconsin Ave.
Milwaukee, Wisconsin 53202

Counsel for Defendant Todd S. Farha                           Thomas C. Newkirk
Michael K. Lowman
JENNER & BLOCK LLP
1099 New York Avenue, N.W.
Washington, DC 20001

Douglas J. Titus, Jr.
GEORGE & TITUS, PA
100 S. Ashley Dr., Ste. 1290
Tampa, Florida 22602

Howard S. Suskin
JENNER & BLOCK LLP
353 North Clark Street
Chicago, Illinois 60654-3456

Counsel for Defendant Thaddeus Bereday                   Keith E. Eggleton
Dale R. Bish
Pamela E. Glazner
WILSON SONSINI GOODRICH & ROSATI,Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.

Dated: April 28, 2010                                                           BY ORDER OF THE UNITED STATES
DISTRICT COURT FOR THE MIDDLE
DISTRICT OF FLORIDA

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